AMERICAN GENERAL LIFE INSURANCE COMPANY
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                              SEPARATE ACCOUNT II
                                 GEMSTONE LIFE(R)
                                 POLARIS LIFE(R)
                          POLARIS SURVIVORSHIP LIFE

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT USL B
                                GEMSTONE LIFE(R)

                       SUPPLEMENT DATED AUGUST 15, 2018
                   TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed Reorganizations of the Anchor ST SA Wellington Growth Portfolio - Class 1 and Anchor ST SA Wellington Natural Resources Portfolio - Class 1 (collectively referred to as the "Anchor Portfolios"), portfolios of the Anchor Series Trust (the "Trust"), into the SunAmerica ST SA AB Growth Portfolio - Class 1 (the "SunAmerica ST Growth Portfolio"), a portfolio of the SunAmerica Series Trust (such combination referred to hereinafter as the "Reorganization").

     American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (both AGL and US Life hereinafter referred to as the "Company") received notification that the Board of Trustees of the Trust approved the Reorganization pursuant to which the Anchor Portfolios will be merged with and into the SunAmerica ST Growth Portfolio, with the SunAmerica ST Growth Portfolio being the surviving fund. All of the assets and liabilities of the Anchor Portfolios will be transferred to the SunAmerica ST Growth Portfolio in exchange for shares of the SunAmerica ST Growth Portfolio, the total value of which will be equal to the total value of your shares of the Anchor Portfolios on the Closing Date (as defined below), after which the Anchor Portfolios will cease operations.

     The Reorganization is subject to approval at a special meeting of shareholders to be held on or about September 20, 2018 and is expected to be consummated at the close of business on or about Friday, October 12, 2018 (the "Closing Date").

     The SunAmerica ST Growth Portfolio is an existing investment option under the Policies. All Policy accumulation values in the subaccounts supported by the Anchor Portfolios will be automatically transferred into the SunAmerica ST Growth Portfolio subaccount.

     At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, October 11, 2018), you may transfer your Policy accumulation value in the Anchor Portfolios subaccounts to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

      If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Anchor Portfolios' investment options after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, October 11, 2018), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, October 15, 2018).

     Any new instruction we receive from a Policy owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, October 11, 2018) that is for any purpose stated in the previous paragraph and is in good order will be honored.

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Anchor Portfolios (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the SunAmerica ST Growth Portfolio.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Anchor Portfolios' investment options. If you have any questions, please contact our Administrative Center at 1-800-340-2765.